BASIC LEASE PROVISIONS:

                  The following provisions shall be referred to in this Lease as the Basic Lease Provisions. In the event of any conflict between any Basic Lease Provision and the balance of the Lease, the latter shall control.

                   1.      Location of Premises:  A portion of the Seventh Floor
                                                 depicted on Exhibit "A"
                   2.      Rentable Area of

         Premises:                                    5,083 rentable square feet
                   3.      Percentage Share:            1.80%
                   4.      Term:                       Five (5) years
                   5.      Renewal Option:     One five (5) year renewal option.
                   6.      Basic Annual Rent:Year 1: $86,411.00 per annum
                          ($17.00  per square foot), payable in equal
monthly installments of $7,200.92

Year 2: $86,411.00 per annum ($17.00 per square foot), payable in equal monthly installments of $7,200.92

Year 3: $87,681.75 per annum ($17.25 per square foot), payable in equal monthly installments of $7,306.82

Year 4: $88,952.50 per annum ($17.50 per square foot), payable in equal monthly installments of $7,412.71

Year 5: $90,223.25 per annum $17.75 per square foot), payable in equal

                                      Group

                                      1100

                                     TENANT:

 14. All payments under this Lease shall be payable and delivered to: Alexander Summer, LLC, as Agent for Tremont Capital Corporation, c/a Tremont Capital Corporation, East 80 Route 4, Paramus, New Jersey 07652, or such other payee or address as Landlord may designate from time to time.

                                   (A) Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, subject to all of the terms and conditions hereinafter set forth, those certain premises (the "Premises") as set forth in Item 1 of the Basic Lease Provisions and as shown in the drawing(s) attached hereto as Exhibit "A"; said Premises being located on the floor(s) indicated in that certain office building o (the "Building") situated on certain land, which said land together with the Building are collectively hereinafter referred to as the "Property," being located at 550 Broad Street, in the City of Newark, County of Essex, State of New Jersey.

                                   (B) The term of this Lease  shall be as shown
                  in Item 4 of the Basic Lease Provisions. The Lease shall commence on the Commencement Date as shown in Item 7 of the Basic Lease Provisions, or upon such earlier date as Tenant takes possession or commences use of the Premises for any purpose, other than as set forth in Paragraph 6 below. Such date of commencement, hereinafter the "Commencement Date," and the date of expiration, hereinafter the "Expiration Date," shall be confirmed by Landlord by means of a "Commencement Date Memorandum" in form substantially similar to Exhibit "C."

                                   (C) Landlord  hereby  grants Tenant the right
                  to extend the term of this Lease for one (1) five (5) year period. To exercise such right, Tenant shall send to Landlord a renewal notice on or before the 180th day preceding the Expiration Date. Tenant's renewal notice shall be null and void if (i) as of either the date of the delivery of the renewal notice or as of the commencement of the renewal term, Tenant is in default of any of its obligations under this Lease beyond any applicable notice and grace period, or

(ii) Tenant has assigned its interest under this Lease or has sublet more than 50% of the rentable area of the Premises. All terms and conditions of this Lease shall apply to the renewal period, except that the annual fixed rental shall be equal to the then fair market rental value of the Premises as determined below.

                  Tenant shall deliver to Landlord the name of an arbitrator appointed by Tenant. Within ten (10) days after receipt of Tenant's notice, Landlord shall appoint a second person as an arbitrator on its behalf. If the arbitrators' determination of the renewal term rental rate for the Premises varies by more than five percent (5%), then the arbitrators shall appoint a third person who shall select the Lease is in effect during such partial month bears to the number of days in that calendar month, and such Basic Monthly Rental Installment shall be paid at the commencement of such partial month. The Basic Annual Rent includes $1.25 for electrical energy for ordinary business use as described in Paragraph 9.

                                   (B) In  addition  to the  Basic  Annual  Rent
                  stipulated herein, Tenant covenants and agrees to pay in U.S. currency, without deduction, offset, or abatement, to Landlord a& additional rent, hereinafter "Additional Rent," all other sums and charges which are to be paid by Tenant pursuant to the terms of this Lease. Except as otherwise provided in this Lease, Additional Rent shall be due and payable on the first day of the month following the date on which Tenant is given notice that Additional Rent is due.

                                   (C) The Basic  Annual  Rent  plus  Additional
Rent are sometimes collectively referred to as "Rent."

                  PARAGRAPH 3 ADDITIONAL RENT FOR TAXES AND OPERATING EXPENSES,
                              -------------------------------------------------
                                           ETC.:
                                           ----

                                   (A) Commencing  with the  Commencement  Date,
                  Tenant agrees to pay as items of Additional Rent for the Premises, Tenant's "Percentage Share" (being the percentage indicated in Item 3 of Basic Lease -Provisions) of all increases in "Property Operating Expenses" and "Property Taxes" (each as hereinafter defined) over the base year set forth in Item 11 of the Basic Lease Provisions incurred by Landlord in the operation of the Property. For purposes of this paragraph, during each year actual occupancy of the Building is less than ninety--five percent (95%), Landlord will adjust the costs of all Property Operating Expenses to assume ninety-five percent (95%) occupancy of the Building.

                                   (B) The items of Additional Rent contemplated
                  under subparagraph 3(A) shall be determined in accordance with the following procedures:

                                            (i)Each  December  during  the  term
                                               herof  or as soon  thereafter  as
                                               practical,  Landlord  shall  give
                                               Tenant    written    notice    of
                                               Landlord's    estimate   of   any
                                               amounts       payable       under
                                               subparagraph  3(A)  above for the
                                               ensuing  calendar year,  together
                                               with a copy of any tax bill  upon
                                               which   Landlord's   estimate  of
                                               Property  Taxes is  based.  On or
                                               before  the  first  day  of  each
                                               month during the ensuing calendar
                                               year,  Tenant  shall pay Landlord
                                               without       further      notice
                                               one--twelfth   (1/12)   of   such
                                               estimated amounts, provided

                                                                       that   if
                                                        such notice is not given
                                                        in   December,    Tenant
                                                        shall continue to pay on
                                                        the  basis  of the  then
                                                        applicable  rental until
                                                        the  month   after  such
                                                        notice is  given.  If at
                                                        any  time  or  times  it
                                                        appears to Landlord that
                                                        the  increased   amounts
                                                        payable            under
                                                        subparagraph  3 (A)  for
                                                        the   current   calendar
                                                        year  will  exceed  its,
                                                        estimate,  Landlord may,
                                                        by  notice  to   Tenant,
                                                        revise its  estimate for
                                                        such year

(i) The term "Property Operating Expenses" as used herein shall include all costs of operation, management, and maintenance of the Property calculated on an accrual basis for each calendar year as determined by generally accepted accounting principles consistently applied. Property Operating Expenses shall, by way of illustration but not limitation, include water and sewer charges; insurance premiums; license, permit and inspection fees; fuel; heat; light; power provided any portion of the Property other than those portions leased to any tenant (including Tenant); janitorial and security services; labor; salaries; air conditioning; landscaping; maintenance and repair of the Building, ice and snow removal; supplies; materials; equipment; tools; repair or replacement of equipment, machinery and other items of Landlord's property; the reasonable property management fees and costs including, but not limited to, reasonable office rent for the on--site property management office; and the cost incurred in contesting- the validity or an assessment of Property Taxes. Property Operating Expenses shall also include, but not be limited to, the cost of any capital improvements made to the Property by Landlord that reduce operating expenses or that are required under any governmental law or regulation not previously applicable to the Property or not in effect at the time it was constructed. Such capital cost shall be amortized over the useful life thereof, as determined in accordance with generally accepted accounting principles, consistently applied ("GAAP") with a return on capital at the then current prime interest rate of the largest national bank in New York City plus two percent (2%) or at such higher rate as may have been paid by Landlord on the funds borrowed for the purpose of providing such capital improvements. Only the amortized portion of such capital expenditures for any calendar year shall be included in Property Operating Expenses for such calendar year. Property Operating Expenses shall not include (a) depreciation; (b) interest and amortization on debt; (c) all other capital expenses; (d) costs of correcting latent defects; (e) costs which are reimbursed by insurance proceeds or eminent domain awards; (f) costs of any special service to another tenant not furnished to tenants generally and (g) costs of collecting rent from other tenants and of enforcing lease rights against other tenants.

(ii) The term "Property Taxes" as used herein shall include all real estate taxes or personal property taxes and other taxes,

charges and assessments, unforeseen as well as foreseen, which are levied with respect to the Property and any improvements, fixtures and equipment and other property of Landlord, real or personal, located in the Building or on the
Property and used in connection with the operation of the Property for each calendar year and shall include any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes, other than taxes covered in Paragraph 11, and shall also include any rental, excise, sales, transaction, privilege, or other tax or levy, however denominated, imposed upon or measured by the rental reserved hereunder or on Landlord's business of leasing the Premises and Property, excepting only net income taxes. Property Taxes shall be based upon the actual assessed value of the Building, based upon Landlord's tax bill for the Building. In the event tax assessment is not detailed, sufficiently or, in the event either party shall dispute the tax assessor's determination of full assessment value, then Landlord and Tenant shall look to the following two alternatives in the order given to determine assessed value: (i) notes and records of tax assessor and (ii) any reasonable method upon which the parties may agree.

(D) Unless Tenant takes written exception to any item in the statement referred to in subparagraph 3(B) (ii) within ninety (90) days after the furnishing of the statement, such statement shall be considered as final and accepted by Tenant. Any amount due Landlord as shown on any such statement shall be paid by Tenant within thirty (30) days after it is furnished to Tenant of any original letter of credit delivered by Tenant to Landlopd with respect to this Lease, or the expiration of any replace~6nt letter of credit, Tenant shall deliver to Landlord either ~ an extension of such original or replacement letter of creditXrom the issuing bank so long as such bank has a rating of A o~/~etter by -Moody or any successor thereto or iii) -a replaceme_ letter of credit issued by a commercial bank having an of _e within New Jersey (which bank shall have a rating of A or b~ter ~ Moody or (B) -any successor thereto) containing the same ter~%as snch -letter of credit, except that the face amount of such Jitter of credit shall be in the amount set forth in subparagraph,~) below. In addition, if Moody (or any successor) lowers the p~ting of the issuing bank of the letter of credit~ then held by ;4fldlord below A, then Tenant shall deliver to Landlord, within, thirty
(30) days after the lowering of the rating, a replace the letter of credit issued by a commercial bank having an off)4~ within New Jersey (which bank shall have a rating of A oy' better by Moody or any successor thereto) containing the sag~ terms and for the face amount then required under subparagraph (D) . In the event Tenant fails to deliver said extension~ replacement letter of credit on or before the date set forth _ove, Landlord shall have the right to draw down the entire a~6unt of the letter of credit. To exercise such right, (i) Landlord shall present the letter of credit to the issuing bank at the office in New Jersey set forth on the letter of credit and,'(ii) Landlord shall deliver to the issuing bank a statement Landlord stating that Landlord is entitled to draw down ~ letter of credit pursuant to the provisions of Landlord, Tenant shall obtain either (i) a new letter o redit from the issuing bank containing the same terms an r the same face amount as the letter of credit then hel Landlord which names the new Landlord as the benefici or (ii) the written consent of the issuing bank to the gnment of the then existing letter of credit from the exis Landlord to the new landlord in form and substance reason satisfactory to the new landlord. If Tenant obtains a new ter of credit, Landlord shall surrender the existing letter credit to Tenant simultaneously with its receipt of the ne etter of credit; the parties agree to coordinate such deli y and surrender so that it is done on the effective date of sole cost and expense of Tenant. Tenant will pay for any repairs to the Building or the Property made necessary by any negligence or willful acts or omissions of Tenant or its assignees, subtenants, employees or their respective agents or other persons permitted in the Building or on the Property by Tenant, or any of them. Tenant will also maintain the Premises in good order and repair, and, upon termination of this Lease, Will leaVe the Premises in -accordance with the provisions of Paragraph 26 hereof.

                  PARAGRAPH 6 IMPROVEMENTS AND ALTERATIONS:
                              ----------------------------

                                   (A) Landlord shall construct  improvements to
                  the Premises in preparation for Tenant's occupancy (the "Initial Improvements") in accordance with those plans and specifications attached hereto as Exhibit "B", which have been reviewed and approved by Landlord and Tenant, as same may be amended from time to time, as hereinafter provided (the "Construction Documents")

(C) Landlord shall pay all costs in connection with constructing the Intitial Improvements.

                                    (C)     Landlord covenants to complete
                             the Initial Improvements in a good and workman like
                                    manner and shall use

                                    reasonable speed and diligence in completing
                  the work, subject to Tenant Delays (as defined below) and force majeure (as set forth in Paragraph 40)

                  (D)The Premises shall be conclusively deemedavailable for Tenant's occupancy on the date that the following conditions have been met:

(a) a certificate of occupancy (whether or not subject to conditions), permitting occupancy of the Premises has been issued by the applicable governmental authority; and

(b) the Initial Improvements have been substantially completed in accordance with the Construction Documents (excluding any details of construction, decoration or mechanical adjustment which do not materially interfere with Tenant's use of the Premises)

                                  (E) If there occurs a Tenant Delay (as defined
                  below), the Commencement Date shall be the date which the conditions set forth in subparagraph (D) would have otherwise been satisfied but -for such Tenant Delay. The term "Tenant Delay" shall mean any delay in the completion of the Initial Improvements or in the satisfaction of any conditions set forth in subparagraph (D) above which is due to any act or omission of Tenant, its agents, employees or contractors, including, without limitation any work performed by Tenant within the Premises prior to the Commencement Date of the Initial Improvements or any other work being performed by Landlord in the Building, (b) that Tenant shall comply promptly with all reasonable procedures and regulations prescribed by Landlord from time to time for coordinating such work and activities with any other activity or work in the Premises or the Building, (c) that, prior to such access, Tenant shall deliver to Landlord policies of insurance required by Landlord,.- (d) that Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from any negligence, acts or omissions of Tenant or its architects, engineers, contractors, decorators, servants, agents or employees for any reason whatsoever arising out of Tenant's access to or being in the Building or in connection with any work to be performed for Tenant by anyone other than Landlord, and (e) comply with all the provisions of the Lease, other than its obligation to pay Base Annual Rent or Additional Rent.

                                  (I) Landlord  shall have the right at any time
                  to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, (provided that such changes do not unreasonably impair Tenant's access to the Premises) elevators, stairs, toilets, or other public parts of the Building or Property, and, upon giving Tenant reasonable notice thereof, to change the name, number or designation by which the Building or the Property is commonly known.

                                   (J) If there is no  default  by Tenant  under
                  this Lease, Tenant may, subject to subparagraph 6(K), upon prior notice to Landlord and submission of plans and specifications to Landlord, but without Landlord's prior consent, make interior non--structural additions or improvements to or alterations to the Premises having an aggregate cost not to exceed $15,000.00 so long as the same do not affect, alter, interfere with or disrupt any of the electrical, mechanical, plumbing, heating, air-- conditioning, ventilating or other systems of the Demised Premises and/or the Building, nor affect the outside appearance or roof or any structural element of the Building. Each such addition, improvement or alteration (a) must not, individually or in the aggregate, lessen the fair market renal value (as defined in Paragraph 44) of the Premises and/or the Building, (b) shall be completed expeditiously in a good and workmanlike manner, and in compliance with all applicable legal and insurance requirements and (c) shall be cothpleted free and clear of all liens.

                  (K) Tenant shall not make any addition, improvement or alteration of the Premises having an aggregate- cost in excess of $15,000, or affecting, altering, interfering with or disrupting any of the electrical, mechanical, plumbing or other system of the Premises and/or the Building or affecting the outside appearance or roof or any structural element of the Premises and/or the Building ("Major Work") unless Tenant submits to Landlord- detailed plans and specifications therefor and Landlord approves such plans and specifications in writing (which approval, shall be at Landlord's sole discretion, except that, in the case of alterations that do not affect any of the electrical, mechanical, plumbing or other systefa of the Premises -and/or the Building or affecting the outside appearance or roof o-r any structural element of the Premises and/or the Building such consent shall not be unreasonably withheld)

                                   (L) All additions, improvements and alterations of the Premises shall, upon installation, become the property of Landlord and shall be deemed part of, and shall be surrendered with, the Premises, unless, with respect to improvements other than the Initial Improvements Landlord, by notice given to Tenant at the time that it consents to such improvements (or, if no such consent is required, within thirty (30) days after receipt of plans therefor), elects to relinquish Landlord's right thereto. If Landlord elects to relinquish Landlord's right to any such addition, improvement or alteration, Tenant shall remove said addition, improvement or alteration, shall promptly repair any damage to the Premises caused by said removal and shall restore the Premises to the condition existing prior to the installation of said addition, improvement or alteration; all such work shall be done prior to the Expiration Date.

                                   (M) Tenant may install or place or  reinstall
                  or replace and remove from the Premises any trade equipment, machinery and personal property belonging to Tenant, provided, that (a) Tenant shall repair all damage caused by such removal and (b) Tenant shall not install any equipment, machinery or other items upon the roof or the exterior of the Building or make any openings on or about the roof or the exterior of the Building. Such trade equipment, machinery and personal property shall not become the property of Landlord.

                                   (N) Any work  performed  by  Tenant,  whether
                  prior, on or subsequent to the Commencement Date, shall be in harmony with any other work in the Building and shall not result in work stoppages or picketing at the Building; and Tenant, at its own expense, shall immediately take whatever steps are necessary to avoid such work stoppage or picketing.

(0) Tenant shall comply with all of the obligations of Tenant set forth in "Exhibit D" in performing any addition improvement or --------- alteration in the Premises. in this paragraph hereinafter referred to as "lien" or "liens") arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper .bond, Landlord shall have, in addition to all other remedies provided herein or by law, the right, but- not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses (including, without limitation, reasonable attorneys' fees) incurred by it in connection therewith, shall create automatically an obli9ation of Tenant to pay to Landlord an equivalent amount as Additional Rent, which Additional Rent shall be payable by Tenant upon Landlord's demand, with interest at the maximum rate per annum permitted by law, until paid. To the extent permitted by law, Tenant shall require all Tenant's contractors and materialmen to waive any and all rights they may have to file any liens.

                  PARAGRAPH 8 USE OF THE PREMISES:
                              -------------------

(A) Tenant shall use the Premises only as set forth in Item 10 of the Basic Lease Provisions and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall comply with all laws, and shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building, and shall immediately discontinue any use of the Premises which is declared by Landlord or any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupancy thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building, the Property and/or property located therein and shall comply with all rules, orders, regulations and requirements of the appropriate fire rating bureau or any other organization performing a similar function. Tenant shall upon demand reimburse Landlord for the full amount of any additional premium charged for such policy, by reason of Tenant's failure to comply with the provisions of this paragraph. Such reimbursement shall not be Landlord's exclusive remedy. In addition, Tenant shall not use, or suffer or permit the Premises or any part thereof to be used in a manner which would (i) overload the electrical, mechanical or other systems of the Building, (ii) exceed the floor load per square foot which the floor was designed to carry,
(iii) in any way impair or (B) interfere with the proper and economic heating and air conditioning of the Building, and (iv) impair or exceed the design criteria, the structural integrity, character or appearance of the Building or any system or component thereof.

                  of the Initial Improvements or any other work being performed by Landlord in the Building, (b) that Tenant shall comply promptly with all reasonable procedures and regulations prescribed by Landlord from time to time for coordinating such work and activities with any other activity or work in the Premises or the Building, (c) that, prior to such access, Tenant shall deliver to Landlord policies of insurance reqiiiired by Landlord, (d) that Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from any negligence, acts or omissions of Tenant or its architects, engineers, contractors, decorators, servants, agents or employees for any reason whatsoever arising out of Tenant's access to or being in the Building or in connection with any work to be performed for Tenant by anyone other than Landlord, and (e) comply with all the provisions of the Lease, other than its obligation to pay Base Annual Rent or Additional Rent.

                                  (I) Landlord  shall have the right at any time
                  to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, (provided that such changes do not unreasonably impair Tenant's access to the Premises) elevators, stairs, toilets, or other public parts of the Building or Property, and, upon giving Tenant reasonable notice thereof, to change the name, number or designation by which the Building or the Property is commonly known.

                                  (J) If there is no  default  by  Tenant  under
                  this Lease, Tenant may, subject to subparagraph 6(K), upon prior notice to Landlord and submission of plans and specifications to Landlord, but without Landlord's prior consent, make interior non--structural additions or improvements to or alterations to the Premises having an aggregate cost not to exceed $15,000.00 so long as the same do not affect, alter, interfere with or disrupt any of the electrical, mechanical, plumbing, heating, air-- conditioning, ventilating or other systems of the Demised Premises and/or the Building, nor affect the outside appearance or roof or any structural element of the Building. Each such addition; improvement or alteration (a) must not, individually or in the aggregate, lessen the fair market renal value (as defined in Paragraph 44) of the Premises and/or the Building, (b) shall be completed expeditiously in a good and workmanlike manner, and in compliance with all applicable legal and insurance requirements and (c) shall be cothpleted free and clear of all liens.

                  (K) Tenant shall not make any addition, improvement or alteration of the Premises having an aggregate cost in excess of $15,000, or affecting, altering, interfering with or disrupting any of the electrical, mechanical, plumbing or other system of the Premises and/or the Building or affecting the outside appearance or roof or any structural element of the Premises and/or the Building ("Major Work") unless Tenant submits to Landlord detailed plans and specifications therefor arid Landlord approves such plans and specifications in writing (which approval, shall be at Landlord's sole discretion, except that, in the case of alterations that do not affect any of the electrical, mechanical, plumbing or other systefa of the Premises and/or the Building or affecting the outside appearance or roof or any structural element of the Premises and/or the Building, such consent shall not be unreasonably withheld) . -

                                  (L) All additions, improvements and alterations of the Premises shall, upon installation, become the property of Landlord and shall be deemed part of, and shall be surrendered with, the Premises, unless, with respect to improvements other than the Initial Improvements Landlord, by notice given to Tenant at the time that, it consents to such improvements (or, if no such consent is required, within thirty (30) days after receipt of plans therefor), elects to relinquish Landlord's right thereto. If Landlord elects to relinquish Landlord's right to any such addition, improvement or alteration, Tenant shall remove said addition, improvement or alteration, shall promptly repair any damage to the Premises caused by said removal and shall restore the Premises to the condition existing prior to the installation of said addition, improvement or alteration; all such work shall be done prior to the Expiration Date.

                                  CM) Tenant may  install or place or  reinstall
                  or replace and remove from the Premises any trade equipment, machinery and personal property belonging to Tenant, provided, that (a) Tenant shall repair all damage caused by such removal and (b) Tenant shall not install any equipment, machinery or other items upon the roof or the exterior of the Building or make any openings on or about the roof or the exterior of the Building. Such trade equipment, machinery and personal property shall not become the property of Landlord.

                                  (N) Any  work  performed  by  Tenant,  whether
                  prior, on or subsequent to the Commencement Date, shall be in harmony with any other work in the Building and shall not result in work stoppages or picketing at the Building; and Tenant, at its own expense, shall immediately take whatever steps are necessary to avoid such work stoppage or picketing.

                                  (0) Tenant shall comply with all of the obligations of Tenant set forth in "Exhibit D" in performing any addition, improvement or alteration in the Premises.

                  PARAGRAPH 7 LIENS: Tenant shall keep the Premises free from any mechanics notices of intention, liens or encumbrances (collectively in this paragraph hereinafter referred to as "lien" or "liens") arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein or by law, the right, but' not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses (including, without limitation, reasonable attorneys' fees) incurred by it in connection therewith, shall create automatically an obli9ation of Tenant to pay to Landlord an equivalent amount as Additional Rent, which Additional Rent shall be payable by Tenant upon Landlord's demand, with interest at the maximum rate per annum permitted by law, until paid. To the extent permitted by law,, Tenant shall require all Tenant's contractors and materialmen to waive any and all rights they may have to file any liens.

                  PARAGRAPH 8 USE OF THE PREMISES:
                              -------------------

                  (A) Tenant shall use the Premises only as set forth in Item 10 of the Basic Lease Provisions and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall Comply with all laws, and shall not use or occupy the Premises in violation of law or of the Certificate of occupancy issued for the Building, and shall immediately discontinue any use of the Premises which is declared by Landlord or any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupancy thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building, the Property and/or property located therein and shall comply with all rules, orders, regulations and requirements of the appropriate fire rating bureau or any other organization performing a similar function. Tenant shall upon demand reimburse Landlord for the full amount of any additional premium charged for such policy, by reason of Tenant's failure to comply with the provisions of this paragraph. Such reimbursement shall not be Landlord's exclusive remedy. In addition, Tenant shall not use, or suffer or permit the Premises or any part thereof to be used in a manner which would (i) overload the electrical, mechanical or other systems of the Building, (ii) exceed the floor load per square foot which the floor was designed to carry, (iii) in any way impair or interfere with the proper and economic heating and air conditioning of the Building, and (iv) impair or exceed the design criteria, the structural integrity, character or appearance of the Building or any system or component thereof.

                                  (B) With respect to Tenant's use and occupancy
                  of the Premises, Tenant shall not store, use, or'dispose of any. hazardous materials, in, on, under or about the Premises or the Property. Tenant shall, at Tenant's own expense, comply with the Environmental Cleanup Responsibility Act, N.J.S.A. l3:lk--6 et seq., and all other applicable federal, state, and local laws, promulgated with respect to hazardous substances and the regulations promulgated thereunder (the "Hazardous Substances Laws") . Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all requirements of, the New Jersey Department of Environmental Protection or its replacement and any similar federal, state or local department, agency, bureau or division which is charged with the enforcement of laws regulating hazardous wastes (the "Hazardous Substances Agencies") and promptly comply with Landlord's requirements in connection therewith. Should any Hazardous Substance Agency determine that a Cleanup Plan be prepared and that a cleanup be undertaken because of any spills or discharges of hazardous substances or wastes at the Building or land in or on which the Premises is located which were caused by Tenant or its officers, employees, agents, contractors or invitees, then Tenant shall, at Tenant's own expense, prepare and execute a Cleanup Plan which shall be approved by such Hazardous Substance Agency and complete the cleanup. Tenant shall defend, indemnify and hold harmless Landlord from and against all claims, costs, and liabilities, including attorneys' fees, arising out of or in connection with Tenant's breach of its obligations under this Paragraph 8. Tenant's obligations under this paragraph 8 shall survive the expiration or earlier termination of this Lease.

                  PARAGRAPH 9 UTILITIES AND SERVICES:
                              ----------------------

                                  (`A)  Provided  that  Tenant is not in default
                  hereunder, Landlord agrees to furnish or cause to be furnished to the Premises the following utilities and services, subject to the conditions and standards set forth below and elsewhere herein:

 (i) Landlord shall provide automatic elevator facilities from 8:00 a.m. to 6:00 p.m., Monday through Friday (legal holidays listed in Exhibit "E" "Legal Holidays" excepted), and shall have at least one elevator available for use at all other times.

From 8:00 a.m. to 6:00 p.m., Monday through Friday (Legal Holidays excepted), Landlord shall, subject to interruptions beyond Landlord's control and subject to subparagraph 3(E), furnish heat or air--conditioning subject to any governmental `requirements change the electric provider to the Building at any time. Landlord may, upon sixty (60) days notice to Tenant, discontinue furnishing electricity to the Premises, but only if Landlord discontinues furnishing such electricity, to substantially all `of the tenants in the Building, whereupon Tenant shall have no further obligation to pay Tenant's Electric Charge as set forth in Paragraph 3(E) above. If Landlord so discontinues furnishing electricity to the Premises, Tenant shall arrange to obtain same from the public utility serving the Building and for that purpose utilize the then existing electrical systems, feeders, risers and wiring. All meters and additional panel boards, feeders, risers and wiring and other conductors and equipment which may be required for Tenant to obtain electrical energy directly from public Utility, shall be installed by Landlord at Tenant's expense.
(iv) Landlord shall, subject to interruptions beyond Landlord's control and other provisions hereunder, furnish the Building with water for air--conditioning, drinking and lavatory purposes only.

(v) Landlord shall provide janitorial services to the Building and Premises, in accordance with Exhibit "F" provided that the Premises are kept in good order by Tenant. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

(vi) Landlord shall replace, as necessary, the fluorescent tubes in the standard lighting fixtures installed by Landlord. Tenant agrees to reimburse Landlord upon demand for the reasonable and competitive cost of such fluorescent tubes ,and the labor and overhead for their installation.

                  (B) Landlord may impose a reasonable charge, which Tenant hereby agrees to pay upon demand, for any utilities and services provided by Landlord by reason of any use of the Premises at any time other than the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday (excluding Legal Holidays), or any use beyond that which Landlord agrees to furnish as described above, or special electrical, cooling and ventilating needs created in certain areas by telephone equipment, computers and other similar equipment or uses. To the extent Tenant"s electrical `usage design e,xceeds the electrical current design capacity of the Building, then Tenant will pay all costs of providing additional required electrical service.

                                  (C) Tenant  agrees to  cooperate  fully at all
                  times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the use of the above utilities and services. Any failure to pay any costs as described above shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle Landlord to the rights herein granted for such breach.

                                  (D) Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of Rent by reason of Landlord's failure to furnish any of the foregoing services, nor shall any such failure, stoppage or interruption of any such service be construed either as an eviction of Tenant, or relieve Tenant from the obligation to perform any covenant or agreement. However, in the event of any failure, stoppage or interruption thereof, Landlord shall use reasonable diligence to have service resumed promptly.

                                  (E)  Notwithstanding  anything  herein  to the
                  contrary, Landlord reserves the right from time to time to make reasonable modifications to the above provisions for utilities and services; provided, such modifications do not diminish the level or quality of service below that level or quality which is consistent with a first class office building.

                  PARAGRAPH 10 RULES AND REGULATIONS: Tenant agrees to abide by all rules and `regulations of the Building and Property Rules and Regulations") imposed by Landlord as set forth in Exhibit "G" attached hereto, and as the same may be changed from time to time upon reasonable notice to Tenant. Landlord shall not enforce these Rules and Regulations arbitrarily among tenants. Landlord shall not be liable for the failure of any tenant, its agents or employees to conform to the Rules and Regulations.

                 PARAGRAPH 11 TAXES ON TENANT'S PROPERTY:
                                                           -
                              --------------------------

                  (A) Tenant shall be liable for and shall pay not later than ten (10) days before delinquency, all taxes, levies and assessments levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes, levies and assessments on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building or the Property is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord pays the taxes, levies and assessments based upon such' increased -assessment, Tenant shall, within five days after demand therefore, repay to Landlord the taxes, levies and assessments so levied against Landlord, or the proportion of such taxes, levies and assessments resul-ting from such increase in the assessment, together with interest thereon at the default rate determined in accordance with paragraph 36 of this Lease.

                                  (B) If the Tenant Improvements, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to building standard (as determined by Landlord) are assessed, then the real property taxes and assessments levied against Landlord or the Property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of subparagraph 11(A). If the records of the tax assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant Improvements are assessed at a higher valuation than building standard, such records shall be binding on both Landlord and Tenant; otherwise, the actual cost of construction shall be the basis for such determination.

                  PARAGRAPH 12 INTENTIONALLY OMITTED.

                  PARAGRAPH 13 FIRE OR CASUALTY:
                               ----------------

                                  (A) In the event that the Property (regardless
                 of whether the Premises or access thereto is affected) is so damaged or destroyed to the extent of more than one--third (1/3) of its replacement- cost, or to any substantial extent by a casuality not covered by Landlord's insurance or during the last two years of this Lease, Landlord, upon giving thirty (30) days notice to Tenant, may elect to terminate this Lease.

                                  (B) In the event the Premises  are  completely
                 destroyed or so badly damagedthat, in Landlord's reasonable opinion, repairs to the Premises cannot be completed within two hundred seventy (270) days from the date of damage or destruction, Landlord will so notify Tenant, in which event this Lease may be terminated by either Landlord or Tenant by giving thirty (30) days advance written notice, said notice to be given within 15 days following receipt of Landlord's notice. In the event Tenant shall fail to terminate this Lease as provided in this subparagraph (B) then, Tenant shall thereafter have no further right to so terminate based upon the provisions of this subparagraph (B).

                                   (C) If this Lease is not terminated as provided in Subparagraph 13 (A) and 13 (B) , or if the damage or destruction `is other than as provided in Subsection 13 (a) and 13(b)., then Landlord shall commence within ninety (90) days after such damage or destruction to rebuild, repair or restore the Premises and access thereto to substantially the same condition as when the-same were delivered to Tenant, excluding any improvements owned by Tenant, and the Lease shall continue in full force and effect.

                  (D) If this Lease is terminated as provided above, Tenant's obligation to pay Rent hereunder shall cease as of the date of damage or destruction if Premises are rendered untenantable. (E) Landlord shall in no event be obligated to make any repairs or replacement of any fixtures, furniture, equipment or other property (real or personal) owned by Tenant. If the lease is not terminated but the Premises are rendered totally untenantable, Rent shall abate during the period of such untenantability. Tenant acknowledges
(1) that Landlord shall not obtain insurance of any kind on Tenant Improvements, alterations, additions and improvements to the Premises owned by Tenant or on Tenant's furniture, fixtures, equipment and other personal property, (ii) that it is Tenant's obligation to obtain such insurance at Tenant's sole cost and expense, and (iii) that Landlord shall not be obligated to repair any damage thereto or replace the same. The provisions of this Paragraph 13 shall be considered an express agreement governing any case of damage or destruction of the Premises by fire or other casualty, and any law of the State of New Jersey, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.

                                  PARAGRAPH 14 EMINENT DOMAIN: In case the whole
                  of the premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken by any lawful power or authority by exercise of the power of eminent domain, this Lease shall terminate effective as of the date possession is required to be surrendered to said authority. In the event of any taking (in whole or part) of the Property whether or not the Premises or access thereto are affected thereby, which taking in Landlord's judgment will render continued operation of the Property economically unfeasible, Landlord shall have the right to terminate this Lease. Except as provided herein, Tenant shall not, because of any taking, assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with Tenant's use of the Premises, and Landlord does not terminate this Lease, Landlord shall proceed to restore the Premises (to the extent permitted by the taking) to substantially their condition prior to such partial taking, and a proportionate allowance shall be made to Tenant (D) At any time within thirty (30) days after Landlord's receipt of the information specified in subparagraph (C) above, Landlord may by written notice to Tenant, elect (I) to take from Tenant a sublease of the Premises or the portion thereof proposed to be subleased by Tenant, or to take an assignment of Tenant's leasehold estate hereunder, or such part thereof as shall be specified in said notice, upon the same terms as those offered to the proposed subtenant or assignee, as the case may be; (ii) to give Tenant written consent to the proposed assignment or sublease, provided that the Rent payable monthly by the Tenant to the Landlord under the terms of this Lease shall be increased by a sum equal to all rental and other considerations received by Tenant from its subtenant or assignee in excess of the Rent payable by Tenant under the terms of this Lease, net of Tenant's reasonable and customary costs incurred in connection with procuring such assignment or sublease; (iii) to terminate this Lease as to the portion (including all) of the Premises proposed to be subleased or assigned, with a proportionate abatement in the Rent payable hereunder; or (iv) to deny consent, in writing, to Tenant's proposed sublet or assignment.

                                  (E) Landlord shall not  unreasonably  exercise
                  its rights under subparagraph (D) (iv) above, provided, all the following conditions are present: (j) Tenant shall send notice to Landlord, in writing, including all the information specified in subparagraph (C) above; (ii) the subtenant or assignee is of high quality, character and financial stability consistent with the high standards of the Building as determined by Landlord in Landlord's reasonable business judgment; (iii) the proposed subtenant or assignee is not a party then occupying space in the Building or party who has negotiated with Landlord for comparable space in the Building for a comparable term as the term hereof, within the six (6) month period preceding the date of Tenant's notice pursuant to this subparagraph (E); (iv) Tenant shall not have publicly advertised the availability for assignment, sublease or occupancy of all or any part of the Premises at a rental rate lower than the rate at which Landlord is then offering to lease similar space in the Building, (v) the proposed assignee or subtenant is not a governmental agency or body, or school,
                  (vi) the assignee or subtenant does not engage in the business of leasing or subleasing executive suites, and (vii) in the case of a sublease, the space to be subleased is more than 50% of the Premises. (F) If `Tenant is a corporation, an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership, in the aggregate in excess of twenty--five (25%) percent, shall be deemed an assignment within the meaning and provisions of this Paragraph 15, except that Tenant shall have the ri'ght to assign this Lease or sublease the Premises, without Landlord's consent, to any entity that is controlled by, under common control with, or controls Tenant. As used herein, the term "control" shall mean the power to direct the' affairs of such entity or the power to vote a majority of the equity interests of such entity.

                                  (G) Tenant shall not be entitled to make,  nor
                  shall Tenant make, any claim, and Tenant hereby waives any claims, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim, or defense) based upon any claim or assertion by Tenant that Landlord' has unreasonably delayed its consent or approval to a proposed assignment or subletting as provided for in this paragraph. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for Specific performance, injunction, or declaratory judgment.

                  PARAGRAPH 16 LANDLORD'S ACCESS TO PREMISES: Landlord reserves and shall at any and all reasonable times and upon advance notice to Tenant (except in the case of an emergency) have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by
                  Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees, or tenants, to alter or repair the Premises or any portion of the Building or Property, all without being deemed guilty of an eviction of Tenant and without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that Landlord shall take reasonable steps to minimize interference with Tenant's business. Notwithstanding anything to the contrary contained in the immediately preceding sentence, Landlord `--shall not be required to incur any additional expense, or employ after hours labor to satisfy Landlord's obligations under this Paragraph 16. Tenant hereby waives any claim for damages or any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper tO open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or any eviction of Tenant from the Premises or any portion thereof. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decoration except as otherwise expressly agreed to be performed by Landlord.

                  PARAGRAPH 17 SUBORDINATION, ATTORNMENT, ESTOPPEL CERTIFICATES:
                               ------------------------------------------------

                                  (A) This Lease is junior, subject, and subordinate to all ground leases, mortgages, deeds of trust, and other security instruments of any kind now covering the Property or any portion thereof. Landlord reserves the right to place liens or encumbrances on the Property or any part thereof or interest therein superior in lien and effect to this Lease. This Lease, at the option of Landlord, shall be subject and subordinate to any and all such liens or encumbrances now or hereafter imposed by Landlord without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon request such further instruments evidencing such subordination of this Lease as may be requested by Landlord.

                                  (B) Tenant  shall at any time and from time to
                  time upon not less than ten (10) days prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing and in form and substance satisfactory to Landlord certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Basic Annual Rent, Additional Rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge and such other matters as may be reasonably requested by Landlord or any lender or purchaser of the Property. Any such statement delivered pursuant to this Paragraph 17 may be relied upon by any prospective purchaser of the fee of the Building or the Property or any mortgagee, ground lessor or other encuxnbrancer thereof or any assignee of any such person. Tenant shall also, at any time, and from time to time, upon not less than ten (10) days prior notice by Landlord execute and deliver to Landlord forms and documents as may be necessary for compliance with any applicable law, statute, ordinance, rule or regulation.

                  (C) Tenant agrees that in the event that any holder of any ground or underlying lease, mortgage, deed of trust, or other encumbrance encumbering any part of the Property succeeds to Landlord's interest in the Premises, Tenant shall pay to such holder,all rents subsequently payable under this Lease and shall, upon request of any such person or party succeeding to Landlord's interest, automatically become the Tenant of and attorn to such successor in interest without change in the terms or provisions of this Lease. Such successor in interest shall not be bound by (i) any payment of Basic Monthly Rental Installments for more t,han one month in advance,' or (ii) any amendment modification of this Lease made without the written consent of such successor in interest. Upon request by such successor in interest and without cost to Landlord or such successor in interest, Tenant shall execute, acknowledge, and deliver an instrument or instruments confirming the attornment

                 PARAGRAPH 18 SALE BY LANDLORD: In the event of a sale or conveyance by Landlord of the Property or any part thereof, subject to the provisions of Paragraph 4 above, the same shall operate to release Landlord from any and all liability under this Lease accruing after the date of such conveyance of title.

                  PARAGRAPH 19 INDEMNIFICATION AND INSURANCE:
                               -----------------------------

                                  (A) Tenant shall indemnify, hold Landlord harmless from and defend Landlord against any and all claims, losses, costs, damages, expenses or liabilities, including without limitation reasonable attorneys' fees, for any injury or damages to any person or property whatsoever, arising out of or in connection with (I) any act, neglect, fault, or omission of Tenant, its agents, servants, employees or invitees, (ii) any act or occurrence within the Premises, or
                  (iii) any default by Tenant under the provisions of this Lease. This indemnity shall not require any payment by Landlord as a condition precedent to recovery. In addition, if any person not a party to this Lease shall institute any other type of action against Tenant in which Landlord shall be made a party defendant, Tenant shall indemnify, hold Landlord harmless from and defend Landlord from all liabilities and costs by reason thereof. For the purposes of this subparagraph 19(A), the term "Landlord" shall also include as indemnitees, as the case may be, Landlord's servants employees, officers, agents, and/or contract managers.

(B)Tenant hereby agrees to maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of Tenant and Landlord as their interests may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord (with deductible amounts acceptable to Landlord) which afford the following coverages: (ii) Comprehensive General ---Not Less than $5,000,000

Liability Insurance combined single limit for Including Blanket bodily injury, property Contractual Liability, Broad damage and fire damage Form Property Damage, Personal Injury, Fire Damage

(iii) Automobile liability for ----Not less than $1,000 000, 000 owned, non--owned, or hired combined single limit for vehicles operated on the bodily injury and property Property damage

                 Landlord, and any other person or entity reasonably designated by Landlord, shall be named as an additional insured on all policies listed under (ii) and (iii)

                                  (iv) All Risk Property Coverage in an amount sufficient to cover the full cost of replacement of all improvements and betterments to the Premises owned by Tenant and all of Tenant's fixtures and other personal property.

(C) Tenant shall deliver to Landlord at least thirty
                  (30) days prior to the time such  insurance is first  required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of each such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. Such certificate, with the exception of Worker's Compensation, shall expressly provide that the interest of Landlord therein shall not be affected by any breach by Tenant of any provision of any such policy. Further, all certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given Landlord in the event of material alterations to or cancellation of the coverages evidenced by such certificates.

                                  (D) Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance in such limits as Landlord may reasonably require and such other hazard insurance as the nature and condition of the Premises may require in the judgment of Landlord, to afford Landlord adequate protection for said risks.

(D) If on account of the failure of Tenant to comply with the provisions of this Paragraph 19, Landlord is adjudged a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

(F) Landlord makes no representation that the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant against Tenant's undertaking under this Paragraph 19. In the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

PARAGRAPH 20 WAIVER OF SUBROGATION: Tenant and Landlord each agree that the respective insurance carried by it against loss or damage by fire or other casualty shall contain a clause whereby the insurer waives its right of subrogation against the other party. Pursuant to the foregoing, Landlord and Tenant hereby waive all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance.

PARAGRAPH 2]. NO WAIVER: No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. Landlord's waiver, if any, shall only be as expressly stated in writing and signed by Landlord. No consent or waiver by Landlord to or of any breach of any covenant, condition or duty of Tenant shall be construed as a' consent or waiver to or of any other breach of the same ,or any other covenant, condition or duty, unless expressly stated otherwise in writing and signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent and additional charges payable hereunder shall be deemed to be other than a payment on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment for Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance o'f such Rent or pursue any other remedy provided herein or by law.

PARAGRAPH 22 DEFAULT:
             -------

(A) The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

(i) Any failure by Tenant to pay the Rent or to make any other payment required to be made by Tenant hereunder;

(ii) The abandonment of the Premises by Tenant; (iii) Any failure by Tenant to observe and perform any of its other obligations under this Lease, where such failure continues for ten (10) days (except where a different period of time is specified in this, Lease) after federal, state or other law for the relief of debtors;
(vii) Tenant fails to obtain the dismissal, within thirty (30) days after the commencement thereof of any ` bankruptcy, reorganization or insolvency
proQeeding, or other proceeding under any law for the relief of debtors, instituted against it by one or more third parties, or fails caused directly or indirectly by Tenant's failure to perform its obligations under this Lease including, but not limited to, reasonable attorneys' fees and costs; plus

                  (iv) , ` at Landlord's election, such other amounts if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. Should any such reletting result in the payment of rentals less than the Rent payable by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Tenant shall also pay Landlord as soon as ascertained, any costs and expenses incurred-by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

                                  (A)  On   the   expiration   or   the   sooner
                 termination hereof, Tenant shall peaceably surrender the Premises broom clean, in good order, condition and repair. On or before the last day of the Lease term or the sooner termination herof, Tenant shall at its expense remove its trade fixtures, signs and other personal property from the Premises. Any property not removed shall be deemed abandoned and may either be retained by Landlord as its property, or disposed of, without accountability and at Tenant's expense, in such manner as Landlord may determine. If the Premises are not surrendered at the end of the Lease term or the sooner termination Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, claims made by any succeeding tenants founded on such delay. Tenant shall promptly surrender all keys for the Premises and Building restrooms to Landlord at the place then fixed for payments of Rent. Tenant's covenants hereunder shall survive the expiration or termination of this Lease.

                                  (B) If Tenant holds over after the  expiration
                 or sooner termination hereof without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only at two times the greater of (i) the Rent due hereunder or
                 (ii) the then prevailing market rate rent, as determined by Landlord in its sole and absolute discretion, plus all items of Additional Rent provided herein, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of Rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal. The foregoing provisions of this paragraph are in addition to and do not affect Landlord's rights of reentry or any other rights of Landlord hereunder or as otherwise provided by law.

                  PARAGRAPH 27 CONDITION OF PREMISES: Landlord's responsibility with respect to the condition of the Premises is set forth in Landlord's Work Letter. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building or the Property or with respect to the suitability of any part of the Property for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Building and the Premises were at such time in good order and repair.

                  PARAGRAPH 28 QUIET POSSESSION: Upon Tenant's paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all of the provisions `of this Lease. This covenant shall be binding upon any landlord hereunder only during its respective ownership of the Premises.

                  PARAGRAPH 29 LIMITATION OF LANDLORD'S LIABILITY:
                               ----------------------------------

                                  (A) Landlord'and its employees' and-agents shall not be liable for any damage to Tenant's property entrusted to employees of Landlord or its agents, nor for any loss or interruption of Tenant's possession, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to property resulting from fire, explosion falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever in the Building or the Property. Landlord and its employees and agents shall not be liable for any property loss resulting from any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire, accidents or defects in the Premises or in the Building.

                                  (B) Tenant shall look solely to Landlord's estate and property in the Property (or the proceeds thereof) for th,e satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or Landlord's partners or members shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the Premises.

PARAGRAPH 30 GOVERNING LAW: This Lease shall be governed by. and construed pursuant to the law of the State of New
                                 --------------
                  Jersey.

                  PARAGRAPH 31 COMMON FACILITIES: Tenant shall have the non-exclusive right in common with others, to the use or "common entrances, lobbies, elevators, stairs and other common facilities in and adjacent to the Building or Property, as may be provided by Landlord from time to time for general use, subject to such rules and regulations as may be adopted by the Landlord including, but not limited to, the right to close from time to time all or any portion of said common facilities to such extent as may be legally sufficient, in Landlord's sole opinion, to prevent a dedication thereof or the accrual of rights to any person or to the public, therein.

                  PARAGRAPH 32 SUCCESSORS AND ASSIGNS: Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. However, the obligations of Landlord under this Lease shall not be binding upon Landlord. herein named with respect to any period subsequent to the transfer of its interest in the Property as owner or lessee thereof, and in the event of sudh transfer said obligations shall thereafter be binding upon each transferee of the interest of Landlprd herein named as such owner or lessee of the `Property, but only with respect to the period commencing with its respective transfer in and ending with a subsequent transfer out, and such transferee, by accepting such interest, shall be deemed to have assumed such obligations except only as may be expressly otherwise provided in this Lease. Any lease of all or substantially all of Landlord's interest in the Property as owner or lessee thereof shall be deemed a transfer, to the tenant under such lease, within the meaning of Paragraph 32.

                  PARAGRAPH 33 BROKERS:
                               -------

                                   (A) Tenant  represents and agrees that it has
                  not directly or indirectly dealt with any real estate broker(s) other than the firm(s) specified in Item 9 of the Basic Lease Provisions in connection with this transaction. Tenant agrees to defend, indemnify and hold Landlord harmless from and against any claims for brokerage commission or finder's fee arising out of or based on any alleged actions of Tenant with' any other broker or brokers.

(C) Landlord represents and agrees that it has not directly or indirectly dealt with any real estate broker(s) other than the firm(s) specified in Item 9 of the Basic Lease Provisions in connection with this transaction. Landlord agrees to defend, indemnify and hold Tenant harmless from and against any claims for brokerage commission or finder's fee arising out of or based on any alleged actions of Landlord with any other broker or brokers. Landlord agrees to pay any commissions or fees payable to the real estate broker specified in Item 9 of the Basic Lease Provisions pursuant `to- the terms of a separate

                                   (A) On the expiration or the sooner termination hereof, Tenant shall peaceably surrender the Premises broom clean, in good order, condition and repair. On or before the last day of th.e Lease term or the sooner termination hereof, Tenant shall at its expense remove its trade fixtures, signs and other personal property from the Premises. Any property not removed shall be deemed abandoned and may either be retained by Landlord as its property, or disposed of, without accountability and at Tenant's expense, in such manner as Landlord may determine. If the Premises are not surrendered at the end of the Lease term or the sooner termination Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, claims made by any succeeding tenants founded on such delay. Tenant shall promptly surrender all keys for the Premises and Building restrooms to Landlord at the place then fixed for payments of Rent. Tenant's covenants hereunder shall survive the expiration or termination of this Lease.

                                  (B) If Tenant holds over after the  expiration
                  or sooner termination hereof without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only at two times the greater of (i) the Rent due hereunder or (ii) the then prevailing market rate rent, as determined by Landlord in its sole and absolute discretion, plus all items of Additional Rent provided herein, and otherwise upon the ternis, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of Rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal. The foregoing provisions of this paragraph are in addition to and do not affect Landlord's rights of reentry or any other rights of Landlord hereunder or as otherwise provided by law.

                  PARAGRAPH 27 CONDITION OF PREMISES: Landlord's responsibility with respect to the condition of the Premises is set forth in Landlord's Work Letter. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building or the Property or with respect to the suitability of any part of the Property for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Building and the Premises were at such time in good order and repair.

                  PARAGRAPH 28 QUIET POSSESSION Upon Tenant's paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all of the provisions of this Lease. This covenant shall be binding upon any landlord hereunder only during its respective ownership of the Premises.

                  PARAGRAPH 29 LIMITATION OF LANDLORD'S LIABILITY:
                               ----------------------------------

                                  (A) Landlordand its employees  andagents shall
                  not be liable for any damage to Tenant's property entrusted to employees of Landlord or its agents, nor for any loss or interruption of Tenant's possession, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever in the Building or the Property. Landlord and its employees and agents shall not be liable for any property loss resulting from any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire, accidents or defects in the Premises or in the Building.

                                  (B) Tenant shall look solely to Landlord's estate and property in the Property (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by
                  Landlord hereunder, and no other property or assets of Landlord or Landlord's partners or members shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the Premises.

PARAGRAPH 30 GOVERNING LAW: This Lease shall be governed by and construed pursuant to the law of the State of New Jersey.
                               -------------

                  PARAGRAPH 31 COMMON FACILITIES: Tenant shall have the non-exclusive right in common with others, to the use or common entrances, lobbies, elevators, stairs and other common facilities in and adjacent to the Building or Property, as may be provided by Landlord from time to time for general use, subject to such rules and regulations as may be adopted by the Landlord including, but not limited to, the right to close from time to time all or any portion of said common facilities to such extent as may be legally sufficient, in Landlord's sole opinion, to prevent a dedication thereof or the accrual of rights to any person or to the public therein.

                  PARAGRAPH 32 SUCCESSORS AND ASSIGNS: Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. However, the obligations of Landlord under this Lease shall not be binding upon Landlord. herein named with respect to any period subsequent to the transfer of its interest in the Property as owner or lessee thereof, and in the event of sudh transfer osaid obligations shall thereafter be binding upon each transferee of the interest of Landlprd herein named as such owner or lessee of the Property, but only with respect to the period commencing with its respective transfer in and ending with a subsequent transfer out, and such transferee, by accepting such interest, shall be deemed to have assumed such obligations except only as may be expressly otherwise provided in this Lease. Any lease of all or substantially all of Landlord's interest in the Property as owner or lessee thereof shall be deemed a transfer, to the tenant under such lease, within the meaning of Paragraph 32.

                  PARAGRAPH 33 BROKERS:
                               -------

                                  (A) Tenant  represents  and agrees that it has
                  not directly or indirectly dealt with any real estate broker(s) other than the firm(s) specified in Item 9 of the Basic Lease Provisions in connection with this transaction. Tenant agrees to defend, indemnify and hold Landlord harmless from and against any claims for brokerage commission or finder's fee arising out of or based on any alleged actions of Tenant with any other broker or brokers.

(B) Landlord represents and agrees that it has not directly or indirectly dealt with any real estate broker(s) other than the firm(s) specified in Item 9 of the Basic Lease Provisions in connection with this transaction. Landlord agrees to defend, indemnify and hold Tenant harmless from and against any claims for brokerage commission or finder's fee arising out of or based on any alleged actions of Landlord with any other broker or brokers. Landlord agrees to pay any commissions or fees payable to the real estate broker specified in Item 9 of the Basic Lease Provisions pursuant to the terms of a separate agreement.

                  (C) If, after the date hereof, either Landlord or Tenant shall employ, retain or consult with any real estate broker or brokers other than the firms specified in Item 9 of the Basic Lease Provisions in connection with any matters pertaining to this Lease, the Premises or the Property, the employing party hereby agrees to pay the broker or brokers and the employing party hereby agrees to defend, indemnify and to hold harmless the other party hereto from and against any claims for brokerage commission or finder's fee arising out of or based on any alleged actions of the employing party with respect to said broker or brokers not specified in Item 9.

(A) Tenant shall not, without the written consent of Landlord, use the name of the Building or the Property for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names. Landlord reserves the right, to change the name and/or address of the Building or Property at. any time and from time to time, and agrees to give reasonable notice of same to Tenant.

                  (B) It is understood and agreed that the architectural design, aesthetic appeal and use of the Building and the Property are and shall remain always in the sole control of Landlord. Therefore, notwithstanding anything to the contrary contained herein, Landlord does hereby reserve the right from time to time and at any timeto make changes and additions, without restriction, to the Building and the Property, improvements or other areas, including without limitation, eliminating land, adding other lands, decreasing or changing the Building and the Property, which are deemed desirable by Landlord, and the making of such changes or additions shall not invalidate or affect this Lease or any rights hereunder nor constitute an eviction of Tenant or a breach of this Lease, nor give rise to any claim for damages. Notwithstanding the foregoing provisions, Landlord represents and confirms that no such changes will unreasonably and substantially interfere with Tenant's use and occupancy of the Premises or Tenant's access to the Building.

PARAGRAPH 35 EXAMINATION OF LEASE: Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

     PARAGRAPH 36 ADDITIONAL CHARGES: Unless prohibited by law, if any amount due hereunder is not paid by Tenant when due, Landlord may impose a late charge of four (4%) percent of the amount past due, and a charge for reasonable legal fees and costs. In addition to the foregoing, any amount due from Tenant to Landlord which is not paid within thirty (30) days after due, in addition to other remedies available to Landlord shall, at Landlord's Option, bear interest which shall be at the lesser of (i) eighteen (18%) percent per annum or (ii) the maximum lawful rate per annum, from the date such payment is due until the date actually paid, but the payment of such interest shall not excuse or cure the default. PARAGRAPH 37 DEFINED TERMS AND ADDITIONAL HEADINGS: The words "Landlord" and "Tenant" as used herein shall, as the case may be, include the plural as well as the singular. If more than one person or entity is named as Tenant the obligations of such persons or entities are joint and several. The marginal headings and titles to the Paragraphs of this Lease are not a part of this Lease and shall have no effect upon. the construction or interpretation of any part hereof. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted.

                  because Landlord is unable to fulfill any of its obligations under this Lease, if Landlord is prevented or delayed from so doing by reason of any cause beyond Landlord's reasonable control including, but not limited to, Acts of God, strikes, labor troubles, shortage of materials, governmental preemption in connection with a national emergency or by reason of any rule, order or regulations of any governmental agency or by reason of war, hostilities or similar emergency; provided that Landlord shall in each instance exercise reasonable diligence to effect performance as soon as possible. It is agreed that Landlord shall not be required to incur any overtime or additional expenses in Landlord's reasonable diligence to effect the performance of any of Landlord's obligations hereunder.

                  PARAGRAPH 41 NO LIGHT AIR OR VIEW EASEMENT: Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

                  PARAGRAPH 42 AUTHORITY AND SIGNATORIES: If Tenant executes this Lease in other than individual capacity, each of the persons executing this Lease on behalf of Tenant does hereby personally covenant and warrant that Tenant is a duly authorized and existing entity as herein represented, that Tenant was and is qualified to do business in the State of New Jersey, that the Tenant has full right and authority to enter into this Lease, and that each person signing on behalf of the Tenant is authorized to do so. Upon Landlord's request, the Tenant's signatories hereto will furnish satisfactory evidence of Tenant's authorization, and their personal authority on behalf of Tenant, to execute this Lease.

                  PARAGRAPH 43 MISCELLANEOUS:
                               -------------

                                  (A) If Landlord is unable to deliver possession of the Premises to Tenant as of the Commencement Date as a result of the existing tenant holding over or for any other reason, such failure shall, not affect the validity of this Lease and Landlord shall not be liable for any damages which Tenant may incur as a result of the delay in -the Commencement Date. In such event, the Commencement Date shall occur on the date Landlord is able to deliver possession of the Premises to Tenant.

(B) Landlord represents that the elevators, HVAC system and other building systems are Year 2000 compliant.

                  (C) Tenant shall be entitled to 5 unassigned parking spaces in the parking lot located at McCarter Highway, across from the Building, provided, that (i) Tenant is not in default under this Lease, and (ii) Tenant pays to the parking lot operator Landlord's cost for such spaces, which is currently $55.00 per car per month. Tenant recognizes that Landlord's agreement with the parking lot operator is an annual agreement, and may be . canceled pursuant to the terms thereof upon 120 days' notice. The provisions of this section shall automatically be terminated and of no further force and effect if such agreement is canceled or terminated for any reason. Any default by Tenant under such agreement shall be a default under this Lease.

                                  (D) Landlord agrees to install within the Building, at Landlord's sole cost and expense, a satellite dish serving the Premises, providing Direct TV or comparable service. Tenant shall be responsible for contracting with the satellite TV provider for the actual TV service, and shall pay all charges in connection therewith. Landlord reserves the right to replace the satellite TV provider with another satellite TV or cable provider in connection with providing such service to the Building generally.

                                  IN WITNESS  WHEREOF,  the parties  hereto have
                  executed this Lease, consisting of the foregoing and Paragraphs 1 through 45 which follow, together with Exhibits "A" through "H", inclusive, incorporated herein by this reference as of the date first above written.

                                    LANDLORD:

                              TREMONT CAPITAL CORP.



                                      By:__

                 Name:








                          COMMENCEMENT DATE MEMORANDUM

                                  THIS AGREEMENT  made as of of _______  between
                 TREMONT CAPITAL CORP., a Texas corporation, having an office c/o Fairfield Financial Group, 8 Greenway Plaza, Suite 1100, Houston, Texas 77046, ("Landlord"), and REDSTONE SECURITIES, INC., a ________________ corporation, having an office at 101 Fairchild Avenue, Plainview, New York 11803 ("Tenant")

                                                           W I T N E S S E T H:

                                  WHEREAS,  Landlord  and Tenant  entered into a
                  Lease dated August ____, 1999 ("Lease") setting forth the terms of occupancy by Tenant for the a portion of the Seventh floor at 550 Broad Street, Newark, New Jersey; and

WHEREAS, the Lease is for an initial term of 5 years with the "Commencement Date" of the term being defined in Basic Lease Provisions; and

                  WHEREAS, it has been determined in accordance with these provisions that __________ , 1999 is the Commencement Date of the initial term of the Lease.

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter set forth, it is agreed:

1. The Commencement Date of the initial term of the Lease is ___________--, 1999 and the Expiration
Date thereof is

               ,                  2004.

2. This agreement is executed by the parties for purposes of providing a record of the commencement and termination
                              RULES AND REGULATIONS

                                  1. The sidewalks,  and public portions, of the
                  Building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the demised premises ("demised premises" in this Exhibit D shall mean the "Premises" as set forth in the Lease)

                                  2. No awniiigs or other  projections  shall be
                  attached to the outside walls of the Building. No curtains, blinds, shades, louvered openings or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior written consent of Landlord, unless installed by Landlord.

                                  3. No  sign,  advertisement,  notice  or other
                  lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of the demised premises or Building or on corridor walls. Signs on entrance door or doors shall conform to building standard signs, samples of which are available on request. Signs on doors shall, at the tenant's expense, be inscribed, painted or affixed for each tenant by sign makers approved by Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule. Landlord shall provide for Tenant's use, Tenant's percentage share of the space within any building directory.

                                 4. The sashes, sash doors, skylights,  windows,
                  heating, ventilating and air conditioning vents and door that reflect or adniit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels, or other articles be placed outside of the demised premises.

                                  5. No show  cases or other  articles  shall be
                  put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors or vestibules without the prior written consent of Landlord.

                                  6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

                                  7. No tenant  shall in any way deface any part
                  of the demised premises or the Building. No tenant shall lay linoleum, or other similar floor covering,' so that the same shall come in direct contact with the floor of the demised Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the-floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

8. No bicycles, vehicles or animals of any kind (except seeing eye dogs) shall be brought into or kept in or about the Premises.

                  9. No cooking shall be done or permitted by Tenant in the Premises except in conformity to law and then only in the cafeteria kitchen. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

                  10. No space in the Building shall be used for manufacturing or distribution or for the storage of merchandise, or for the sale at auction or otherwise of merchandise, goods or property of any kind.

                  11. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, or in any other way.

                  12. No tenant, nor any of the tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the premises any inflammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids and solvents required in the normal operation of tenant's business offices.

13. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of the Landlord and unless and until a duplicate key is delivered to Landlord. Each tenant must,. upon the termination of his tenancy, restore to the Landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys, so furnished, such tenant shall pay to Landlord the cost thereof.

                                  14. All removals, or the carrying in or out of
                  any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building `all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

15. No tenant shall occupy or permit any portion of the premises demised to it to be occupied as, by or for a public stenographer or typist, barber shop, bootblacking, beauty shop or manicuring, beauty parlor, telephone or telegraph agency, employment agency, public restaurant or bar, commercial document reproduction or offset printing service, public vending machines, retail, wholesale or discount shop for sale of merchandise, retail service shop, labor union, school or classroom, governmental or quasi--governmental bureau, department or agency, including an autonomous governmental corporation, a firm the principal business of which is real estate brokerage, or a company engaged in the business of renting office or desk space; or for a public finance (personal loan) business, or for manufacturing. No tenant shall engage or pay any employees on the demised premises, except those actually working for such tenant on said premises, nor advertise for laborers giving an address at said Premises. Nothing herein shall be interpreted to prevent Tenant from making up at the Premises payroll and payroll checks for employees at other location.

                  16. Landlord shall have the right to prohibit any advertising by any tenant mentioning the Building which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, tenant shall refrain from and discontinue such advertising.

               17. In order that the Building can and will maintain a. uniform appearance from the outside, each Tenant in building perimeter areas shall (a) use only building standard lighting, as defined in Work Letter, in areas where lighting is visible from outside of the Building and (b) use only four inch (4") horizontal blinds in window areas which are visible from the outside of the Building.

18. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. and at all hours on non--business days all persons who do not present a pass to the Building signed by a tenant. Each tenant shall be responsible for all persons for whom such pass is issued and shall be liable to Landlord for all acts of such persons.


19. The premises shall not be used for
lodging or sleeping or for any immoral or illegal purpose.

                  20. AL' Landlord's" option, tenants shall purchase from Landlord or its designee all lighting tubes, lamps, bulbs and ballasts used in the demised premises and tenants' shall pay Landlord's actual competitive and reasonable costs including reasonable overhead and profit for providing and installing same, on demand.

21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

                  22. There shall not be used in any space, or in the public halls of any building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. No hand trucks shall be used in passenger elevators.

                  23. Tenants, in order to obtain maximum effectiveness of the cooling system, shall lower and/or close venetian or vertical blinds or drapes when sun's rays fall directly on windows of demised Premises.

                  24. Replacement of ceiling tiles if removed by Tenant or its contractors in both the demised premises and the public corridors, will be charged to Tenant on a per tile basis. Landlord's charge will be actual competitive costs plus reasonable overhea'd and profit.

                  25. All paneling, grounds or other wood products which are incorporated in construction of fire rated assembly shall be of fire retardant materials. Before installation of any such materials, certification of the materials' fire retardant characteristics shall be submitted to Landlord, or its agents, in a manner satisfactory to the Landlord.

                  26. Tenant shall not in any way obstruct or interfere with the' rights of other tenants or occupants of the Building or the Property or injure or annoy them, or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer to be committed any, waste in or upon the Premises.

27. It is understood and agreed that Tenant shall not place a load on any floor of the premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, vaults, and other equipment which must be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by the Tenant, at Tenant's expense, in settings sufficient in the Landlord's judgment to absorb and preverit vibrations, noise and annoyance.

19. Whenever and to the extent that the above rules conflict with any of the rights or obligations of Tenant pursuant to the provisions of the Paragraphs of the Lease, the provisions of the Paragraphs shall govern

The Cleaning Services will be made to the entire Building as indicated including office space, entrance lobby, public corridors, elevator cabs, staifways and. lavatories

NIGHTLY SERVICES:
----------------
  1.      Dust, sweep floors.
      2.      Sweep all stairways.
 3.      Wipe drinking fountains.
4. Empty wastebaskets of normal general office wastepaper.
 5.      Clean cigarette urns and ash trays.
6. Remove normal general office wastepaper and waste materials to a designated area in the premises..
 7.      Vacuum carpeted areas and rugs.
 8.      Damp mop floors.
                  9.                     Clean elevator cab.

WEEKLY SERVICES:
---------------
1. Dust furniture, fixtures, desk equipment, telephones and window sills.

 2.      Dust baseboards, chair rails, trim, doors, etc., within reach.

                  3.                     Clean entrance door glass.

B I-WEEKLY SERVICES:
- -----------------

                  1.    Clear stairways, office and utility doors.

MONTHLY SERVICES:
----------------

                  1.       Wash partitions, tile walls and enamel surfaces.

OCCASIONAL SERVICES:
-------------------

1. Dust pictures, frames, charts and similar wall hangings not reached in nightly cleaning. 2. Dust exterior of lighting fixtures. 3. Dust venetian blinds. 4. Dust vertical surfaces such as partitions, ventilating louvers, etc., not reached in nightly2. Wash and polish mirrors, powder shelves, bright work, etc. 3. Clean and sanitize commodes, toilet seats, wash basins and urinals. 4. Dust partitions, tile walls, dispensers, doors and receptacles. 5. Empty and clean towel and sanitary disposal receptacles. 6. Remove wastepaper and refuse to a designated area in the premises. 7. Fill toilet tissue, soap and towel dispensers with supplies.

OCCASIONAL SERVICE - RESTROOM AREA:
----------------------------------

                  1.                     High dust walls and ceilings.

                  2.                     Dust exterior of lighting fixtures.

ENTRANCE LOBBIES & PUBLIC AREAS, AS REQUIRED:
--------------------------------------------

1. Sweep and wash flooring and vacuum carpeting.. 2. Clean cigarette urns. 3. Dust and clean electric fixtures and any other' fittings in public corridors. 4. Exterior windows and glass and interior glass doors and partition glass will be washed inside and outside as required, but not more than three (3) times per year.

 OUTSIDE SERVICE, AS REQUIRED:
 ----------------------------

                  1.  Sweep driveways and curbs.
 2.      Sweep and clean sidewalks.
 3. Remove snow from driveways, sidewalks, steps and parking areas.